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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  October 19, 2006


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

              On October 19, 2006, at approximately 10:00 a.m., Eastern time, the Company hosted a conference call, and made available presentation materials (the "Presentation Materials") to be used by participants in connection with the conference call.

              The Presentation Materials are attached to this Current Report as
Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the Presentation Materials filed as Exhibit 99.1 to, and incorporated in, this Current Report on Form 8-K, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item
7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits.

              EXHIBIT
              NUMBER       DESCRIPTION
              ------       -----------

                99.1 Presentation Materials for the Company's conference call on October 19, 2006.*


*    As described in Item 7.01 above of this Current  Report on Form 8-K,  this exhibit is "furnished" and not "filed" with this Current Report.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE PENN TRAFFIC COMPANY


                                            By: /s/ Randy P. Martin
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                                                Name:  Randy P. Martin
                                                Title: Senior Vice President


Dated:  October 19, 2006





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                                 EXHIBIT INDEX
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EXHIBIT      DESCRIPTION
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  99.1       Presentation  Materials for the Company's conference call on
             October 19, 2006.*


*    As described in Item 7.01 above of this Current  Report on Form 8-K,  this exhibit is "furnished" and not "filed" with this Current Report.